BOARD RESOLUTION
UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS
OF
PEAKCART GROUP CORP.

f/k/a HYDRO POWER TECHNOLOGIES, INC.
(a Wyoming corporation)

Date: May 25, 2026
Time: 10:00 a.m. (Pacific Time)
Place: Held via Zoom videoconference Present:

- Fengying Guo, Chief Executive Officer, President and Director (Chairman)
- Ruiyan Wu, Chief Financial Officer and Director
- Lisu Shi, Corporate Secretary and Director
- Dan Du, Independent Director
- Qingchun Yi, Independent Director

Absent: None

The Chairman called the special meeting to order at 10:00 a.m. Pacific Time. The Corporate Secretary recorded the presence of all five directors, confirmed that proper notice of the meeting had been duly given or waived in accordance with the Company's Amended and Restated Bylaws and Wyoming law, and declared that a quorum was present. The meeting was therefore lawfully convened and able to transact business.

The Chairman stated that the sole purpose of the special meeting was to consider and approve corrective action regarding two administrative errors in the issuance of the Company's Series E Preferred Stock ("Series E Shares") that occurred in connection with the acquisitions closed on December 3, 2025, as previously disclosed in the Company's Supplemental Disclosure filed with OTC Markets on January 15, 2026.

The Board reviewed the following background facts:

1. Pursuant to the Securities Purchase Agreement dated November 29, 2025 with PEAK OCEAN HONG KONG LIMITED and Zhiliang Song (previously filed as Exhibit 10.2 to the Company's OTC Markets disclosure dated January 15, 2026), the Company agreed to issue 2,500 Series E Shares to Dan Zhao as consideration for

the acquisition of 65% of Peak Ocean Hong Kong Limited. By administrative error, these shares were recorded in book-entry form in the name of Zhiliang Song.

2. Pursuant to the Securities Purchase Agreement dated November 29, 2025 with GLOBAL IFOOD LIMITED and Yangzhan Lin (previously filed as Exhibit 10.1 to the Company's OTC Markets disclosure dated January 15, 2026), the Company agreed to issue 2,500 Series E Shares to Yangzhan Lin. Although the shares were recorded, the issuance was not fully documented or signed by Mr. Lin as required by the contract.

All shares in question remain in book-entry form with the Company's Corporate Secretary; no physical certificates were issued.

After full discussion and consideration of the facts, the Board determined that the errors were purely administrative, did not affect the total number of Series E Shares issued (still 25,000 in aggregate), did not alter the economic terms of the acquisitions, and did not require any additional consideration.

Thereupon, the following resolutions were unanimously approved and adopted by the Board of Directors:

RESOLVED, that the Board hereby approves the immediate cancellation of the 2,500 Series E Shares erroneously issued in the name of Zhiliang Song, with such shares to be returned to the status of authorized but unissued Series E Preferred Stock;

FURTHER RESOLVED, that the Board approves the reissuance of 2,500 Series E Shares in book-entry form to Dan Zhao in full satisfaction of the Securities Purchase Agreement with PEAK OCEAN HONG KONG LIMITED;

FURTHER RESOLVED, that the Board approves the confirmation and perfection of the issuance of 2,500 Series E Shares in book-entry form to Yangzhan Lin, with appropriate documentation and signature to be obtained forthwith, in full satisfaction of the Securities Purchase Agreement with GLOBAL IFOOD LIMITED;

FURTHER RESOLVED, that the transfer agent is hereby authorized and directed to make the necessary book-entry adjustments, issue updated stock ledger entries and book-entry statements to Dan Zhao and Yangzhan Lin, and maintain the standard Rule 144 restrictive legends on the book-entry records;

FURTHER RESOLVED, that the Chief Executive Officer, Chief Financial Officer, and Corporate Secretary are each authorized and directed, on behalf of the Company, to execute and deliver any and all documents, instruments, and instructions necessary or appropriate to effectuate the foregoing actions;

FURTHER RESOLVED, that the actions taken by the officers of the Company to date in connection with these corrections are hereby ratified, confirmed, and approved.

There being no further business to come before the meeting, the Chairman declared the meeting adjourned at 10:15 a.m. Pacific Time. The Changes to the Preferred Series E Register is attached hereto and incorporated herein.

Respectfully submitted,

/s/ Lisu Shi
Lisu Shi
Corporate Secretary

Date Approved: May 25, 2026

These minutes constitute the official record of the actions taken by the Board of Directors of PeakCart Group Corp., f/k/a Hydro Power Technologies, Inc. at its Special Meeting held on May 25, 2026.

PEAKCART GROUP CORP
SHAREHOLDER LIST FOR
PREFERRED SERIES E

May 25, 2026

ACCOUNT NUMBER	NAME	ADDRESS	SHARES	PERCENTAGE	ISSUANCE DATE	ISSUANCE TYPE	NOTES
PYB_PEC 00006	PATIENTTRAC LIMITED	1 Gracechurch Street, 5th Floor London, England, EC3V 0DD	44,947	1.11%	11/12/2019		
PYB_PEC 00011	2 WAPES LLC	4230 S MACDILL AVE STE I TAMPA FL 33611-1901	360	0.01%	9/23/2024	Transfer Out	9/5/2025
PYB_PEC 00012	BIOCUBE INC	612 GREENLEAF DR WEST COVINA CA 91792	#######	95.98%	11/20/2025		
PYB_PEC 0007	AIRAM CAPITAL, INC.	1276 GREENACRE RD. Sarria On. N75 K9	60,527	1.49%	11/12/2019		
PYB_PEC 00014	MICHAEL SHAMBER	3237 MAYFAIR PLACE BURLINGTON ON L7N 1C7 CANADA	6,000	0.15%	7/29/2025		
PYB_PEC 00015	PATIENTTRAC LIMITED	1 Gracechurch Street, 5th Floor London, England, EC3V 0DD 6BB UNITED KINGDOM	23,879	0.59%	11/12/2019		
PYB_PEC 00016	Zhiliang Song	FLAT A516 5/F EFFICIENCY HOUSE, 35 TAI YAU STREET SAN PO KONG KL, HONG KONG	2,500	0.06%	12/13/2025	New Issuance	12/13/2025
PYB_PEC 00017	FENGYING GUO	ROOM 102,BUILDING 13,NO 72,JINGUYUAN ROAD,XIGONG DISTRICT,LUOYANG,HENAN, CHINA	10,000	0.25%	12/13/2025	New Issuance	12/13/2025
PYB_PEC 00018	SEAN HUANG	CEDAR ST, 150, SANTA CRUZ, CA 95060 USA	5,100	0.13%	12/13/2025	New Issuance	12/13/2025
PYB_PEC 00019	XPEAK GLOBAL INC.	CEDAR ST, 150, SANTA CRUZ, CA 95060 USA	4,900	0.12%	12/13/2025	New Issuance	12/13/2025
PYB_PEC 00020	WALKING WHALE (HONGKONG) TRADING LIMITED	UNIT 8,11/F,WANG FAI INDUSTRIAL BUILDING,29 LUK HOP STREET SAN PO KONG,KOWLOON,HONG KONG.	2,500	0.06%	12/13/2025	Transfer In	12/13/2025
PYB_PEC 00016	Zhiliang Song	FLAT A516 5/F EFFICIENCY HOUSE, 35 TAI YAU STREET SAN PO KONG KL, HONG KONG	-2,500	0.00%	12/13/2025	Cancelled Issued Erroneously	5/25/2026
PYB_PEC 00021	DAN ZHAO	FLAT A516 5/F EFFICIENCY HOUSE, 35 TAI YAU STREET SAN PO KONG KL, HONG KONG	2,500	0.06%	Effective Date 12/13/2025 Issuance Date 5/25/2026	New Issuance for Peak Ocean	Effective Date 12-12/2025 Issuance Date 5/25/2026
PYB_PEC 00022	Yangzhan Lin	Office 1, 1st Floor Dekk COmpliex, Plainsance, Mahe, Republic of Seychelles	2,500	0.06%	Effective Date 12/13/2025 Issuance Date 5/25/2026	New Issuance for Global Ifood	Effective Date 12-12/2025 Issuance Date 5/25/2026
		5/25/2026 TOTAL OUTSTANDING	4,061,713	100.00%			

CORPORATE SECRETARY ATTEST
/s/ Lisu Shi
May 25, 2026